Exhibit 23.1




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                          Independent Auditors' Consent




The Board of Directors

Adolph Coors Company:

We consent to incorporation by reference in the registration statement on Form S-8 of our report dated February 18, 1997 appearing on page 27 of Adolph Coors Company's Annual Report on Form 10-K for the year ended December 29, 1996.


Price Waterhouse LLP
Denver, Colorado
February 5, 1998


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